Goldman Sachs Funds


CAPITAL GROWTH FUND                         Semiannual Report  February 29, 2000


                                                 Long-term capital growth

                                                 potential from a diversified

                                                 portfolio of equity securities.



[GRAPHIC]

                                                         [LOGO OF GOLDMAN SACHS]

GOLDMAN SACHS CAPITAL GROWTH FUND



          Market Overview


          Dear Shareholder,

          During the period under review, the Federal Reserve Board attempted to subdue the strong U.S. economy and ward off a rise in inflation. In the financial markets, technology stocks soared, while most other sectors languished.

               . A Record-Breaking Economic Expansion and the Prospect for Higher Interest Rates -- Despite repeated attempts by the Federal Reserve Board to slow economic growth, the economy continued to grow at a rapid pace during the reporting period. GDP increased 6.9% during the fourth quarter of 1999, and the economic expansion hit a record nine years in February 2000. However, the Federal Reserve was not in a celebratory mood, as it remained focused on cooling the economy and preempting inflation. Among the Federal Reserve's major concerns were the stock market driven "wealth effect" which led to unrestrained consumer spending, low unemployment resulting in increased wage pressures, and significantly higher oil prices.

               . A Wide Disparity in Returns and Increased Volatility -- During 1999, the technology-rich NASDAQ index registered an unprecedented 85.6% return, with more than half of its gain occurring after the index crossed 3000 on November 3rd. As year 2000 began, it seemed unlikely that the trend could continue. But, while most of the stock market has fallen under the strain of rising interest rates, technology stocks have continued to surge ahead. By early March 2000, the NASDAQ index had crossed 5000, and investors continued to embrace technology stocks at the expense of most other market sectors. Elsewhere, after many years of relative underperformance, small-cap stocks performed well versus their larger-cap counterparts--fueled by smaller technology firms. Overall, the equity markets have been quite volatile, as wide swings in day-to-day results have become the norm. This could continue in the months ahead, due largely to the uncertainty regarding the economy, interest rates and corporate profits.

               . Market Outlook:Inflation Holds the Key -- Looking ahead, we believe that inflation will be the key macroeconomic issue affecting the U.S. financial markets. While the best news on inflation has likely passed, global excess capacity and the growth of e-commerce should help to prevent a sharp increase. However, there are several factors that could lead to an unhealthy rise in inflation. First, the U.S. economy could continue to be more robust than expected, putting additional pressure on an already tight labor market. Second, the tight labor market could cause inflation to rise even if the economy slows. Third, the increase in economic growth outside the U.S. could cause the excess supply of worldwide resources to fall. This could lead to higher import prices and force U.S. companies to raise prices.

                    Based on these uncertainties and the increase in short-term market volatility, we encourage you to work closely with
                    your financial advisor to maintain a long-term focus on your investment portfolio. As always, we appreciate your support and we look forward to serving your investment needs in the years to come.
 . NOT FDIC
  INSURED           Sincerely,

 . May Lose Value
                    /S/ David B. Ford
 . No Bank
  Guarantee         David B. Ford
                    Co-Head, Goldman Sachs Asset Management

                    /S/ David W. Blood

                    David W. Blood
                    Co-Head, Goldman Sachs Asset Management

                    March 13, 2000

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

                                  Fund Basics
                            as of February 29, 2000


                           Assets Under Management

                                 $3.2 Billion

                              Number of Holdings

                                      124



                                NASDAQ SYMBOLS


                                Class A Shares

                                     GSCGX

                                Class B Shares

                                     GSCBX

                                Class C Shares

                                     GSPCX

                             Institutional Shares

                                     GSPIX

                                Service Shares

                                     GSPSX

----------------------------------------------------------------------------------------------------
PERFORMANCE REVIEW
----------------------------------------------------------------------------------------------------
August 31, 1999-February 29, 2000     Fund Total Return (without sales charge)1     S&P 500 Index2
----------------------------------------------------------------------------------------------------
Class A                                               11.72%                             4.11%
Class B                                               11.29                              4.11
Class C                                               11.31                              4.11
Institutional                                         11.92                              4.11
Service                                               11.59                              4.11
----------------------------------------------------------------------------------------------------

1 The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the reinvestment of dividends and other distributions.

2 The unmanaged S&P 500 Index (with dividends reinvested) figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

----------------------------------------------------------------------------------------------------
STANDARDIZED TOTAL RETURNS3
----------------------------------------------------------------------------------------------------
For the period ended 12/31/99        Class A     Class B     Class C     Institutional     Service
----------------------------------------------------------------------------------------------------
Last 6 Months                           6.59%       6.93%      11.34%        13.04%          12.78%
One Year                               20.24       20.78       25.22         27.75           27.08
Five Years                             27.15        N/A         N/A           N/A            28.524
Since Inception                        19.81       28.09       27.67         29.05           20.484
                                    (4/20/90)    (5/1/96)   (8/15/97)     (8/15/97)       (4/20/90)
----------------------------------------------------------------------------------------------------

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
4 Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares of the Capital Growth Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

----------------------------------------------------------------------------------------------------
TOP 10 HOLDINGS AS OF 2/29/00
----------------------------------------------------------------------------------------------------
Holding                                         % of Total Net Assets         Line of Business
----------------------------------------------------------------------------------------------------
Microsoft Corp.                                           3.7%                Computer Software
Cisco Systems, Inc.                                       3.6                 Computer Hardware
General Electric Co.                                      3.6                 Heavy Electrical
Intel Corp.                                               3.3                 Semiconductors
Exxon Mobil Corp.                                         2.2                 Oil Refining
Oracle Corp.                                              2.1                 Computer Software
Sun Microsystems, Inc.                                    2.0                 Computer Hardware
Time Warner, Inc.                                         1.9                 Media
Wal-Mart Stores, Inc.                                     1.8                 Department Store
Nortel Networks Corp.                                     1.7                 Electrical Equipment
----------------------------------------------------------------------------------------------------

The top 10 holdings may not be representative of the Fund's future investments. Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS CAPITAL GROWTH FUND



          Performance Overview


          Dear Shareholder,

          We are pleased to report on the performance of the Goldman Sachs Capital Growth Fund for the six month period that ended February 29, 2000.

               Performance Review

               Over the six month period ended February 29, 2000, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 11.72%, 11.29%, 11.31%, 11.92% and 11.59%, respectively. These figures compare favorably to the 4.11% cumulative total return of the Fund's benchmark, the S&P 500 Index.

               The Fund's absolute and relative performance was strong, as it occurred during a period when investors generally favored large-cap growth, and in particular, technology stocks. Our selective positions in the technology sector also enhanced returns, and we were able to avoid some of the volatility that occurred during the period. On the other hand, the Fund's exposure to pharmaceuticals detracted from performance, as this sector of the market has been depressed for the past several months due to investor concern about potential federal healthcare regulation. Despite these concerns, we maintain long-term confidence that pharmaceutical companies will continue to benefit from favorable U.S. demographic trends.


               Portfolio Composition

               As bottom-up stock pickers, we focus on the real worth of the business, and to the extent that we find several businesses in related industries that have long-term growth potential, we may develop an overweight in a given sector. With this in mind, as of February 29, 2000, the Fund maintained overweight positions in the consumer services sector. Underweight positions were held in the technology and consumer cyclical sectors.


               Portfolio Highlights

          . Time Warner, Inc. and Comcast Corp.--Both Time Warner and Comcast Corp. aided the Fund's returns during the reporting period. The cable industry continues to be recognized as the preferred access provider to the Internet, and these firms are poised to capitalize on this important trend. In addition, in January it was announced that AOL would acquire Time Warner. This merger will create an Internet provider/media and cable company that will enable consumers to utilize Time Warner's extensive Internet-ready broadband cable network to gain high-speed access to AOL's on-line interface.

          . QUALCOMM, Inc.--QUALCOMM, a leading wireless phone chip manufacturer, was one of the best performing stocks in 1999. With its CDMA technology, the firm was uniquely positioned to benefit from the sharp increase in demand for hand-held phone products. While its stock price has fallen from its record highs, we continue to believe that QUALCOMM offers substantial long-term appreciation potential.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND


GROWTH INVESTMENT PROCESS

Our approach to growth investing is based on a consistent style that has been applied over the past 18 years.

Strong Growth Characteristics

Growth companies have earnings expectations that exceed those of the stock market as a whole. We search for growth companies with:

 . Favorable financial characteristics

 . High returns on invested capital

 . Dominant market share for core service or product

 . Recurring revenue streams

 . Solid brand franchises

 . Management committed to maximizing shareholder returns


Result

A diversified portfolio of stocks with strong long-term growth potential.

 .    VeriSign, Inc., Yahoo!, and CheckFree Holdings Corp.-- These three issues are a sampling of the selective Internet and Internet-related stocks that have enhanced the Fund's returns. We believe that our holdings in this area should continue to benefit from the overall growth of the Internet, and we continue to search for companies that provide the backbone and infrastructure of the Internet. We prefer this strategy of investing in technology companies, rather than Internet sites, or "dot.coms," many of which are in an unproven and uncertain stage.


     Portfolio Outlook

     Though the Fund's management team neither makes nor relies on economic forecasts to make investment decisions, it is generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. The management team believes that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, however, the team continues to focus on the core business characteristics that provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. The team believes that the enduring competitive advantage of the companies it owns -- based on the criteria mentioned above -- will withstand even an uncertain market environment.

     We thank you for your investment and look forward to your continued confidence.



     Goldman Sachs Growth Equity Investment Team

     New York
     February 29, 2000

GOLDMAN SACHS CAPITAL GROWTH FUND



          The Goldman Sachs Advantage


          Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

               Today, the firm's Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.


               What Sets Goldman Sachs Funds Apart?

                                               1
                                  Resources and Relationships

               Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                               2
                                      In-Depth Research

               Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                               3
                                       Risk Management

               In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.

To learn more about the Goldman Sachs Funds, call your investment professional today.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

Performance Summary
February 29, 2000 (Unaudited)
 The following graph shows the value, as of February 29, 2000, of a $10,000 investment made on April 20, 1990 (commencement of operations) in Class A shares (maximum sales charge of 5.5%) of the Goldman Sachs Capital Growth Fund. For comparative purposes, the performance of the Fund's benchmark (the Standard and Poor's 500 Index (with dividends reinvested) ("S&P 500 Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service shares will vary from Class A due to differences in fees and loads.

 Capital Growth Fund's Lifetime Performance


 Growth of a $10,000 Investment, Distributions Reinvested April 20, 1990 to February 29, 2000.

                                    [GRAPH]

                                  Class A Shares          S&P 500

               4/20/90                 9,450               10,000
                APR-90                 9,458                9,882
                MAY-90                 9,708               10,819
               JUNE-90                 9,775               10,754
                Jul-90                 9,667               10,728
                Aug-90                 9,108                9,751
               SEPT-90                 8,458                9,284
                OCT-90                 8,125                9,253
                NOV-90                 8,600                9,838
                Dec-90                 8,937               10,112
                Jan-91                 9,529               10,552
                Feb-91                10,096               11,307
                MAR-91                10,285               11,581
                APR-91                10,448               11,608
                MAY-91                10,980               12,109
               JUNE-91                10,354               11,554
                Jul-91                10,801               12,093
                Aug-91                10,982               12,379
               SEPT-91                10,999               12,172
                OCT-91                11,352               12,336
                NOV-91                10,663               11,839
                Dec-91                11,790               13,193
                Jan-92                12,323               12,947
                Feb-92                12,765               13,114
                MAR-92                12,765               12,859
                APR-92                12,873               13,237
                MAY-92                13,198               13,301
               JUNE-92                12,666               13,104
                Jul-92                12,946               13,639
                Aug-92                12,431               13,360
               SEPT-92                12,579               13,517
                OCT-92                13,098               13,563
                NOV-92                14,090               14,025
                Dec-92                14,552               14,197
                Jan-93                14,542               14,316
                Feb-93                14,304               14,511
                MAR-93                14,979               14,817
                APR-93                14,383               14,459
                MAY-93                14,910               14,846
               JUNE-93                15,148               14,889
                Jul-93                15,386               14,829
                Aug-93                15,595               15,392
               SEPT-93                15,927               15,274
                OCT-93                15,917               15,590
                NOV-93                15,977               15,441
                Dec-93                16,614               15,628
                Jan-94                16,998               16,160
                Feb-94                17,285               15,721
                MAR-94                16,636               15,036
                APR-94                16,657               15,228
                MAY-94                16,774               15,478
               JUNE-94                16,455               15,099
                Jul-94                16,657               15,594
                Aug-94                17,530               16,233
               SEPT-94                17,300               15,837
                OCT-94                16,976               16,194
                NOV-94                16,084               15,604
                Dec-94                16,432               15,835
                Jan-95                16,254               16,245
                Feb-95                17,443               16,879
                MAR-95                17,811               17,378
                APR-95                18,216               17,889
                MAY-95                18,810               18,605
               JUNE-95                19,535               19,037
                Jul-95                20,094               19,669
                Aug-95                20,368               19,718
                  SEPT                20,479               20,550
                   OCT                19,701               20,476
                   NOV                20,371               21,375
                Dec-95                20,663               21,787
                Jan-96                21,203               22,528
                Feb-96                21,573               22,738
                   MAR                21,815               22,956
                   APR                22,284               23,293
                   MAY                22,753               23,894
                  JUNE                22,156               23,985
                Jul-96                21,388               22,925
                Aug-96                22,042               23,409
                   SEP                23,059               24,727
                   OCT                23,424               25,409
                   NOV                24,942               27,329
                Dec-96                25,081               26,788
                Jan-97                26,727               28,461
                Feb-97                26,695               28,685
                   MAR                25,496               27,506
                   APR                27,429               29,145
                   MAY                28,819               30,920
                  JUNE                30,417               32,306
                Jul-97                32,941               34,877
                Aug-97                30,816               32,924
                   SEP                32,239               34,728
                   OCT                31,689               33,568
                   NOV                33,129               35,122
                Dec-97                33,937               35,726
                Jan-98                34,668               36,123
                Feb-98                37,482               38,727
                   MAR                39,471               40,710
                   APR                40,071               41,121
                   MAY                39,114               40,414
                  JUNE                41,272               42,055
                Jul-98                40,878               41,605
                Aug-98                34,424               35,589
                   SEP                36,548               37,870
                   OCT                39,857               40,949
                   NOV                42,170               43,430
                Dec-98                45,433               45,932
                Jan-99                46,656               47,852
                Feb-99                45,316               46,364
                   MAR                47,646               48,218
                   APR                49,607               50,084
                   MAY                47,976               48,902
                  JUNE                51,238               51,592
                  JULY                49,257               49,982
                Aug-99                48,461               49,732
                   SEP                47,957               48,370
                   OCT                51,743               51,431
                   NOV                53,082               52,475
                   DEC                57,802               55,566
                Jan-00                55,024               52,777
                Feb-00                54,140               51,779

  Average Annual Total
  Return through February                                        Six Months(a)
  29, 2000                   Since Inception Five Years One Year
  Class A (commenced April
  20, 1990)
  Excluding sales charges        19.34%        25.39%    19.41%     11.72%
  Including sales charges        18.66%        23.99%    12.86%      5.58%
 -----------------------------------------------------------------------------
  Class B (commenced May 1,
  1996)
  Excluding contingent
  deferred sales charges         25.13%         n/a      18.53%     11.29%
  Including contingent
  deferred sales charges         24.51%         n/a      13.12%      5.86%
 -----------------------------------------------------------------------------
  Class C (commenced August
  15, 1997)
  Excluding contingent
  deferred sales charges         22.42%         n/a      18.57%     11.31%
  Including contingent
  deferred sales charges         22.42%         n/a      17.48%     10.22%
 -----------------------------------------------------------------------------
  Institutional Class (com-
  menced August 15, 1997)        23.74%         n/a      19.90%     11.92%
 -----------------------------------------------------------------------------
  Service Class (commenced
  August 15, 1997)               23.17%         n/a      19.25%     11.59%
 -----------------------------------------------------------------------------

 (a) Not Annualized.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments
February 29, 2000 (Unaudited)

  Shares    Description                                      Value
 Common Stocks - 95.8%
  Banks - 4.6%
    443,049 Bank of America Corp.                   $   20,407,945
    943,700 Citigroup, Inc.                             48,777,494
    653,800 State Street Corp.                          47,645,675
    264,500 The Bank of New York Co., Inc.               8,811,156
     83,300 The Chase Manhattan Corp.                    6,632,762
    429,300 Wells Fargo & Co.                           14,193,731
                                                    --------------
                                                       146,468,763
 -----------------------------------------------------------------
  Chemicals - 1.9%
    454,129 E.I. du Pont de Nemours & Co.               22,933,515
    286,900 Minnesota Mining & Manufacturing Co.        25,283,062
    111,900 The Dow Chemicals Co.                       12,141,150
                                                    --------------
                                                        60,357,727
 -----------------------------------------------------------------
  Computer Hardware - 10.4%
    872,050 Cisco Systems, Inc.*                       115,274,109
    154,800 Compaq Computer Corp.                        3,850,650
    505,600 Dell Computer Corp.*                        20,634,800
    413,000 EMC Corp.*                                  49,147,000
    174,600 Hewlett-Packard Co.                         23,483,700
    480,400 International Business Machines, Inc.       49,000,800
    679,500 Sun Microsystems, Inc.*                     64,722,375
    149,400 Xerox Corp.                                  3,240,113
                                                    --------------
                                                       329,353,547
 -----------------------------------------------------------------
  Computer Software - 6.4%
    132,530 CheckFree Holdings Corp.*                   11,654,357
  1,305,300 Microsoft Corp.*                           116,661,187
    890,200 Oracle Corp.*                               66,097,350
     75,360 S1 Corp.*                                    7,583,100
                                                    --------------
                                                       201,995,994
 -----------------------------------------------------------------
  Defense/Aerospace - 0.2%
    102,000 Honeywell International, Inc.                4,908,750
 -----------------------------------------------------------------
  Department Store - 1.8%
  1,185,300 Wal-Mart Stores, Inc.                       57,709,294
 -----------------------------------------------------------------
  Drugs - 7.7%
    609,300 American Home Products Corp.                26,504,550
    252,700 Amgen, Inc.*                                17,230,981
    906,800 Bristol-Myers Squibb Co.                    51,517,575
    268,200 Eli Lilly & Co.                             15,941,138
    482,400 Merck & Co., Inc.                           29,697,750
  1,169,060 Pfizer, Inc.                                37,556,053
    467,400 Schering-Plough Corp.                       16,300,575
    595,800 Warner-Lambert Co.                          50,978,137
                                                    --------------
                                                       245,726,759
 -----------------------------------------------------------------

  Shares    Description                                Value
 Common Stocks - (continued)
  Electrical Equipment - 5.3%
    154,800 Corning, Inc.                      $   29,102,400
    528,340 Lucent Technologies, Inc.              31,436,230
    139,229 Motorola, Inc.                         23,738,545
    473,650 Nortel Networks Corp.                  52,811,975
    210,040 QUALCOMM, Inc.                         29,917,572
                                               --------------
                                                  167,006,722
 ------------------------------------------------------------
  Electrical Utilities - 1.5%
    100,300 Duke Energy Co.                         4,864,550
    464,250 The AES Corp.*                         38,909,953
    211,460 The Southern Co.                        4,691,769
                                               --------------
                                                   48,466,272
 ------------------------------------------------------------
  Energy Resources - 2.0%
     86,400 Atlantic Richfield Co.                  6,134,400
    174,900 Chevron Corp.                          13,062,844
    150,800 Enron Corp.                            10,405,200
    582,600 Royal Dutch Petroleum Co. ADR          30,586,500
    143,800 Unocal Corp.                            3,846,650
                                               --------------
                                                   64,035,594
 ------------------------------------------------------------
  Environmental Services - 0.1%
    204,000 Waste Management, Inc.                  3,060,000
 ------------------------------------------------------------
  Financial Services - 3.6%
    877,900 Cendant Corp.*                         15,637,594
    872,800 Federal Home Loan Mortgage Corp.       36,439,400
    707,400 Federal National Mortgage Assn.        37,492,200
  1,141,680 MBNA Corp.                             25,973,220
                                               --------------
                                                  115,542,414
 ------------------------------------------------------------
  Food & Beverage - 2.8%
  1,170,260 Nabisco Group Holdings Corp.           10,093,493
    793,000 PepsiCo, Inc.                          25,574,250
    775,800 The Coca-Cola Co.                      37,577,812
    217,880 Wm. Wrigley Jr. Co.                    14,734,135
                                               --------------
                                                   87,979,690
 ------------------------------------------------------------
  Forest - 0.8%
    240,200 International Paper Co.                 8,842,363
    123,200 Kimberly-Clark Corp.                    6,367,900
    168,900 Weyerhaeuser Co.                        8,666,681
                                               --------------
                                                   23,876,944
 ------------------------------------------------------------
  Heavy Electrical - 3.7%
     57,300 Emerson Electric Co.                    2,610,731
    868,700 General Electric Co.                  114,831,281
                                               --------------
                                                  117,442,012
 ------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

  Shares    Description                                                 Value
 Common Stocks - (continued)
  Home Products - 3.6%
    347,800 Avon Products, Inc.                                 $    9,412,337
    811,460 Colgate-Palmolive Co.                                   42,348,069
    940,800 Ralston-Ralston Purina Group                            26,636,400
    258,600 The Gillette Co.                                         9,115,650
    318,680 The Procter & Gamble Co.                                28,043,840
                                                                --------------
                                                                   115,556,296
 -----------------------------------------------------------------------------
  Hotels - 1.4%
    744,400 Harrah's Entertainment, Inc.*                           14,236,650
    574,740 Marriott International, Inc.                            15,841,271
    703,280 Starwood Hotels & Resorts Worldwide, Inc. Class B       15,779,845
                                                                --------------
                                                                    45,857,766
 -----------------------------------------------------------------------------
  Industrial Parts - 0.5%
    284,250 Tyco International Ltd.                                 10,783,735
    126,540 United Technologies Corp.                                6,445,631
                                                                --------------
                                                                    17,229,366
 -----------------------------------------------------------------------------
  Information Services - 4.3%
    403,990 America Online, Inc.*                                   23,835,410
    304,800 Automatic Data Processing, Inc.                         13,277,850
    785,860 First Data Corp.                                        35,363,700
     46,200 Network Solutions, Inc.*                                14,896,613
    559,430 Valassis Communications, Inc.*                          15,489,218
     42,900 VeriSign, Inc.*                                         10,853,700
    143,000 Yahoo!, Inc.*                                           22,835,312
                                                                --------------
                                                                   136,551,803
 -----------------------------------------------------------------------------
  Leisure - 0.1%
    216,750 Hasbro, Inc.                                             3,413,813
 -----------------------------------------------------------------------------
  Life Insurance - 0.4%
    199,300 Hartford Life, Inc.                                      7,050,237
    269,800 Nationwide Financial Services, Inc.                      6,222,263
                                                                --------------
                                                                    13,272,500
 -----------------------------------------------------------------------------
  Media - 9.7%
  1,068,400 A.H. Belo Corp.                                         13,755,650
    351,400 AMFM, Inc.*                                             21,567,175
    857,700 AT&T Corp.-Liberty Media Group*                         44,814,825
    157,000 Cablevision Systems Corp.*                              10,077,438
    557,000 CBS Corp.*                                              33,176,312
    236,920 Comcast Corp.                                           10,069,100
    101,980 EchoStar Communications Corp.*                          11,625,720
    186,500 General Motors Corp. Class H*                           22,473,250
    367,220 Infinity Broadcasting Corp.*                            11,728,089
    659,200 MediaOne Group, Inc.*                                   51,747,200
    340,800 The Walt Disney Co.                                     11,416,800
    691,500 Time Warner, Inc.                                       59,123,250
    184,000 Tribune Co.                                              7,164,500
                                                                --------------
                                                                   308,739,309
 -----------------------------------------------------------------------------

  Shares    Description                                  Value
 Common Stocks - (continued)
  Medical Products - 0.8%
    295,700 Johnson & Johnson                    $   21,216,475
    110,300 Medtronic, Inc.                           5,342,656
                                                 --------------
                                                     26,559,131
 --------------------------------------------------------------
  Mining - 0.3%
    138,200 Alcoa, Inc.                               9,466,700
 --------------------------------------------------------------
  Motor Vehicle - 1.0%
    338,100 Ford Motor Co.                           14,073,412
    248,700 General Motors Corp.                     18,916,744
                                                 --------------
                                                     32,990,156
 --------------------------------------------------------------
  Oil Refining - 2.4%
    918,806 Exxon Mobil Corp.                        69,197,577
    178,400 Texaco, Inc.                              8,462,850
                                                 --------------
                                                     77,660,427
 --------------------------------------------------------------
  Oil Services - 1.4%
    552,400 Schlumberger Ltd.                        40,808,550
    106,944 Transocean Sedco Forex, Inc.              4,217,604
                                                 --------------
                                                     45,026,154
 --------------------------------------------------------------
  Property Insurance - 1.6%
    385,730 Ambac Financial Group, Inc.              16,948,012
    401,221 American International Group, Inc.       35,482,982
                                                 --------------
                                                     52,430,994
 --------------------------------------------------------------
  Publishing - 1.3%
    308,370 Central Newspapers, Inc.                  8,807,818
    228,200 Gannett Co., Inc.                        14,875,788
    380,700 The New York Times Co.                   16,084,575
                                                 --------------
                                                     39,768,181
 --------------------------------------------------------------
  Restaurants - 0.6%
    562,000 McDonald's Corp.                         17,738,125
 --------------------------------------------------------------
  Security/Asset Management - 1.0%
    127,300 Merrill Lynch & Co., Inc.                13,048,250
    466,200 The Charles Schwab Corp.                 19,492,987
                                                 --------------
                                                     32,541,237
 --------------------------------------------------------------
  Semiconductors - 4.9%
     16,300 E-Tek Dynamics, Inc.*                     4,453,975
    916,800 Intel Corp.                             103,598,400
     24,980 JDS Uniphase Corp.*                       6,585,352
    238,600 Texas Instruments, Inc.                  39,726,900
                                                 --------------
                                                    154,364,627
 --------------------------------------------------------------
  Specialty Retail - 2.3%
    229,600 CVS Corp.                                 8,036,000
    195,400 Tandy Corp.                               7,437,412
    552,450 The Home Depot, Inc.                     31,938,516
  1,027,120 Walgreen Co.                             26,512,535
                                                 --------------
                                                     73,924,463
 --------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Investments (continued)
February 29, 2000 (Unaudited)

  Shares    Description                                  Value
 Common Stocks - (continued)
  Telephone - 4.2%
    606,900 GTE Corp.                           $   35,807,100
  1,018,950 MCI WorldCom, Inc.*                     45,470,644
    976,800 SBC Communications, Inc.                37,118,400
    253,500 Sprint Corp.                            15,463,500
                                                --------------
                                                   133,859,644
 -------------------------------------------------------------
  Tobacco - 0.3%
    468,800 Philip Morris Cos., Inc.                 9,405,300
 -------------------------------------------------------------
  Wireless - 0.9%
    335,200 Crown Castle International Corp.*       10,810,200
    329,500 Sprint Corp. (PCS Group)*               17,051,625
                                                --------------
                                                    27,861,825
 -------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $2,241,316,332)                         $3,048,148,299
 -------------------------------------------------------------

  Principal     Interest Maturity
  Amount        Rate     Date                Value
 Repurchase Agreement - 4.1%
  Joint Repurchase Agreement Ac-
  count II
  $131,800,000    5.86%  03/01/2000 $  131,800,000
 -------------------------------------------------
  TOTAL REPURCHASE AGREEMENT
  (Cost $131,800,000)               $  131,800,000
 -------------------------------------------------
  TOTAL INVESTMENTS
  (Cost $2,373,116,332)             $3,179,948,299
 -------------------------------------------------

 * Non-income producing security.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

 ------------------------------------------------------------------------------
 Investment Abbreviations:
 ADR--American Depositary Receipt

 ------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
 Assets:

  Investment in securities, at value (identified cost
  $2,373,116,332)                                               $3,179,948,299
  Cash(a)                                                            4,038,157
  Receivables:
  Investment securities sold                                        22,266,781
  Fund shares sold                                                  16,674,460
  Dividends and Interest                                             2,986,978
  Variation margin                                                   1,087,425
  Reimbursement from investment adviser                                123,382
  Other assets                                                          22,162
 ------------------------------------------------------------------------------
  Total assets                                                   3,227,147,644
 ------------------------------------------------------------------------------

 Liabilities:

  Payables:
  Investment securities purchased                                   34,795,916
  Fund shares repurchased                                            7,899,800
  Amounts owed to affiliates                                         3,860,866
  Accrued expenses and other liabilities                               200,960
 ------------------------------------------------------------------------------
  Total liabilities                                                 46,757,542
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                2,197,679,845
  Distributions in excess of net investment loss                    (7,941,201)
  Accumulated net realized gain on investments and futures         187,347,556
  Net unrealized gain on investments and futures                   803,303,902
 ------------------------------------------------------------------------------
  NET ASSETS                                                    $3,180,390,102
 ------------------------------------------------------------------------------
  Net asset value, offering and redemption price per share:(b)
   Class A                                                              $25.73
   Class B                                                              $24.97
   Class C                                                              $24.93
   Institutional                                                        $25.89
   Service                                                              $25.61
 ------------------------------------------------------------------------------
  Shares outstanding:
   Class A                                                          88,595,765
   Class B                                                          15,965,090
   Class C                                                           4,656,974
   Institutional                                                    14,643,084
   Service                                                             292,838
 ------------------------------------------------------------------------------
  Total shares outstanding, $.001 par value (unlimited number
  of shares authorized)                                            124,153,751
 ------------------------------------------------------------------------------

 (a) Includes restricted cash of $4,000,000 relating to initial margin requirements and collateral for futures transactions.
 (b) Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A shares is $27.23. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND
Statement of Operations
For the Six Months Ended February 29, 2000 (Unaudited)

  Investment income:
  Dividends(a)                                                   $ 12,122,465
  Interest                                                          2,566,576
 -----------------------------------------------------------------------------
  Total income                                                     14,689,041
 -----------------------------------------------------------------------------
  Expenses:
  Management fees                                                  14,867,239
  Distribution and Service fees(b)                                  5,101,447
  Transfer Agent fees(c)                                            2,584,127
  Custodian fees                                                      129,150
  Registration fees                                                   119,609
  Professional fees                                                    43,353
  Service Share fees                                                   17,960
  Trustee fees                                                          4,818
  Other                                                               101,727
 -----------------------------------------------------------------------------
  Total expenses                                                   22,969,430
 -----------------------------------------------------------------------------
  Less -- expenses reimbursed                                        (339,188)
 -----------------------------------------------------------------------------
  Net expenses                                                     22,630,242
 -----------------------------------------------------------------------------
  NET INVESTMENT LOSS                                              (7,941,201)
 -----------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment and futures transactions:
  Net realized gain from:
   Investment transactions                                        246,843,281
   Futures transactions                                             5,254,849
  Net change in unrealized gain (loss) on:
   Investments                                                     70,406,709
   Futures                                                         (3,528,065)
 -----------------------------------------------------------------------------
  Net realized and unrealized gain on investments and futures     318,976,774
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $311,035,573
 -----------------------------------------------------------------------------

 (a) Taxes withheld on dividends were $1,361.
 (b) Class A, Class B and Class C had Distribution and Service fees of $2,720,489, $1,868,716 and $512,242, respectively.
 (c) Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $2,067,571, $355,056, $97,326, $62,736 and $1,438, respectively.

The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
Statements of Changes in Net Assets

                               For the           For the            For the
                              Six Months    Seven Months Ended     Year Ended
                                Ended        August 31, 1999    January 31, 1999
                             February 29,
                                 2000
                             (Unaudited)
  From operations:
  Net investment loss       $   (7,941,201)     $   (9,313,696)   $   (4,273,950)
  Net realized gain from
  investment transactions      252,098,130         120,162,134       133,916,314
  Net change in unrealized
  gain (loss) on
  investments                   66,878,644         (19,552,612)      392,953,579
 --------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  operations                   311,035,573          91,295,826       522,595,943
 --------------------------------------------------------------------------------
  Distributions to share-
  holders:
  From net realized gain
  on investment
  transactions
  Class A Shares              (175,962,055)                 --       (59,433,653)
  Class B Shares               (31,007,673)                 --        (6,254,745)
  Class C Shares                (8,484,987)                 --        (1,535,180)
  Institutional Shares         (24,209,541)                 --          (949,782)
  Service Shares                  (570,727)                 --           (97,173)
 --------------------------------------------------------------------------------
  Total distributions to
  shareholders                (240,234,983)                 --       (68,270,533)
 --------------------------------------------------------------------------------
  From share transactions:
  Proceeds from sales of
  shares                       494,719,101         705,992,404       958,527,625
  Reinvestment of
  dividends and
  distributions                220,722,556                  --        63,389,050
  Cost of shares
  repurchased                 (255,779,117)       (481,582,281)     (452,101,755)
 --------------------------------------------------------------------------------
  Net increase in net
  assets resulting from
  share transactions           459,662,540         224,410,123       569,814,920
 --------------------------------------------------------------------------------
  TOTAL INCREASE               530,463,130         315,705,949     1,024,140,330
 --------------------------------------------------------------------------------
  Net assets:
  Beginning of period        2,649,926,972       2,334,221,023     1,310,080,693
 --------------------------------------------------------------------------------
  End of period             $3,180,390,102      $2,649,926,972    $2,334,221,023
 --------------------------------------------------------------------------------
  Accumulated net
  investment loss           $   (7,941,201)                 --                --
 --------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CAPITAL GROWTH FUND

Notes to Financial Statements
February 29, 2000 (Unaudited)

 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Capital Growth Fund (the "Fund"). The Fund is a diversified portfolio offering five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates. Effective for fiscal year 1999, the Board of Trustees approved a change in the fiscal year-end of the Fund from January 31 to August 31. Accordingly, the Statements of Changes in Net Assets, Summary of Share Transactions and Financial Highlights of the Fund include the seven months ended August 31, 1999 and for the year ended January 31, 1999.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale oc-curs, securities are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximated market value. Securities for which quotations are not readily available are valued at fair value using methods approved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying fi-nancial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist.
   At February 29, 2000, the aggregate cost of portfolio securities for fed-eral income tax purposes is $2,373,299,740. Accordingly, the gross unrealized gain on investments was $958,687,386 and the gross unrealized loss on invest-ments was $152,038,827 resulting in a net unrealized gain of $806,648,559.

 D. Expenses -- Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C Shares bear all expenses and fees relating to their respective Distribution and Service Plans. Shareholders of Service Shares bear all expenses and fees paid to service organizations. Each class of shares separately bears its respective class-specific Transfer Agency fees.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
 2. SIGNIFICANT ACCOUNTING POLICIES (continued)

 E. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates; and (ii) purchases and sales of foreign invest-ments, income and expenses are converted into U.S. dollars based upon cur-rency exchange rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends and interest recorded and the amounts actually received.

 F. Segregation Transactions -- The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency ex-change contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Funds Management, L.P. ("GSFM"), a unit of the Investment Management Division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as the investment adviser to the Fund. Under the Agreement, the adviser, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered pursuant to the Agreement, the as-sumption of the expenses related thereto and administering the Fund's busi-ness affairs, including providing facilities, the adviser is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.00% of the average daily net assets of the Fund. For the period ended February 29, 2000, Goldman Sachs has agreed to reimburse approximately $339,000.
   The adviser has voluntarily agreed to limit certain "Other Expenses" of the Fund (excluding Management fees, Distribution and Service fees, Transfer Agent fees, taxes, interest, brokerage, litigation, Service Share fees, in-demnification costs and other extraordinary expenses) to the extent such ex-penses exceed, on an annual basis, 0.00% of the average daily net assets of the Fund.
   The Trust, on behalf of the Fund, has adopted Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or autho-rized dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to 0.25%, 1.00% and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C Shares, respectively.
   Goldman Sachs serves as the distributor of shares of the Fund pursuant to Distribution Agreements. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $849,000 for the period ended February 29, 2000.
   Goldman Sachs also serves as the transfer agent of the Fund for a fee. The fees charged for such transfer agency services are calculated daily and pay-able monthly at an annual rate as follows: 0.19% of the average daily net as-sets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service Shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to 0.50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of February 29, 2000, the amounts owed to affiliates were approximately $2,550,000, $871,000, and $438,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 4. PORTFOLIO SECURITIES TRANSACTIONS

   Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended February 29, 2000, were $891,445,874 and $648,577,455, respectively. For the period ended February 29, 2000, Goldman Sachs earned approximately $92,000 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.
 Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker or the Fund's custodian bank an amount of cash or securities equal to the minimum "initial margin" require-ment of the associated futures exchange. Subsequent payments for futures con-tracts ("variation margin") are paid or received by the Fund daily, depending on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the State-ment of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not di-rectly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and po-tentially result in a loss.

   At February 29, 2000, open futures contracts were as follows:

              Number of
              Contracts           Settlement             Market               Unrealized
  Type          Long                Month                 Value                  Loss
-----------------------------------------------------------------------------------------
  SPH0           179              March 2000           $61,397,000           ($3,528,065)
-----------------------------------------------------------------------------------------

 Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equiv-alent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written op-tion expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When a written call option is exer-cised, the Fund realizes a gain or loss from the sale of the underlying secu-rity, and the proceeds of the sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund pur-chases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. At February 29, 2000, there were no open written options contract.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted and a $250,000,000 com-mitted, unsecured revolving line of credit facility. Under the most restric-tive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. These facilities are to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment. During the six months ended February 29, 2000, the Fund did not have any borrowings un-der any of these facilities.

 6. REPURCHASE AGREEMENTS

 During the term of a repurchase agreement, the value of the underlying secu-rities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund's custodian.

GOLDMAN SACHS CAPITAL GROWTH FUND
Notes to Financial Statements (continued)
February 29, 2000 (Unaudited)

 7. JOINT REPURCHASE AGREEMENT ACCOUNT

 The Fund, together with other registered investment companies having manage-ment agreements with GSFM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
   At February 29, 2000, the Fund had an undivided interest in the repurchase agreements in the joint account which equaled $131,800,000 in principal amount. At February 29, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations:

                                           Principal    Interest  Maturity   Amortized
  Repurchase Agreements                      Amount       Rate      Date        Cost
 ----------------------------------------------------------------------------------------
  Banc of America Securities LLC         $1,650,000,000     5.86% 03/01/00 $1,650,000,000
 ----------------------------------------------------------------------------------------
  Bear Stearns Companies, Inc.              200,000,000     5.86  03/01/00    200,000,000
 ----------------------------------------------------------------------------------------
  Chase Securities, Inc.                    300,000,000     5.86  03/01/00    300,000,000
 ----------------------------------------------------------------------------------------
  Donaldson, Lufkin & Jenrette, Inc.        500,000,000     5.85  03/01/00    500,000,000
 ----------------------------------------------------------------------------------------
  Salomon Smith Barney Holdings, Inc.       812,000,000     5.86  03/01/00    812,000,000
 ----------------------------------------------------------------------------------------
  Warburg Dillon Read                       800,000,000     5.86  03/01/00    800,000,000
 ----------------------------------------------------------------------------------------
  TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II                              $4,262,000,000
 ----------------------------------------------------------------------------------------

 8. CHANGE IN INDEPENDENT ACCOUNTANTS

 On October 26, 1999 the Board of Trustees of the Fund, upon the recommenda-tion of the Board's audit committee, determined not to retain Arthur Andersen LLP and approved a change of the Fund's independent accountants to PricewaterhouseCoopers LLP. For the fiscal years ended August 31, 1999 and January 31, 1999, Arthur Andersen LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified or modi-fied as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and Arthur Andersen LLP on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference to the disagreement in their report.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND
 9. SUMMARY OF SHARE TRANSACTIONS

 Share activity is as follows:

                          For the Six Months
                       Ended February 29, 2000      For the Seven Months         For the Year Ended
                             (Unaudited)            Ended August 31, 1999         January 31, 1999
                       -------------------------  --------------------------  --------------------------
                           Shares        Dollars       Shares        Dollars       Shares        Dollars
 --------------------------------------------------------------------------------------------------------
 Class A Shares
 Shares sold           10,209,390  $ 268,670,399   12,642,498  $ 314,261,490   32,045,496  $ 679,898,165
 Reinvestments of
  dividends and
  distributions         6,219,142    162,444,417           --             --    2,523,862     55,320,129
 Shares repurchased    (6,795,561)  (179,452,705) (16,595,373)  (416,956,361) (19,634,822)  (411,065,361)
                       ----------------------------------------------------------------------------------
                        9,632,971    251,662,111   (3,952,875)  (102,694,871)  14,934,536    324,152,933
 --------------------------------------------------------------------------------------------------------
 Class B Shares
 Shares sold            2,618,860     67,065,640    4,426,589    107,188,155    8,217,516    174,195,041
 Reinvestments of
  dividends and
  distributions         1,113,119     28,262,074           --             --      269,890      5,814,080
 Shares repurchased    (1,300,509)   (33,739,293)    (922,539)   (22,536,793)    (692,115)   (14,198,964)
                       ----------------------------------------------------------------------------------
                        2,431,470     61,588,421    3,504,050     84,651,362    7,795,291    165,810,157
 --------------------------------------------------------------------------------------------------------
 Class C Shares
 Shares sold            1,274,551     32,752,044    1,430,606     34,761,116    2,456,617     52,140,496
 Reinvestments of
  dividends and
  distributions           290,772      7,371,075           --             --       62,802      1,350,138
 Shares repurchased      (495,179)   (12,734,474)    (404,991)    (9,881,726)    (254,033)    (5,309,819)
                       ----------------------------------------------------------------------------------
                        1,070,144     27,388,645    1,025,615     24,879,390    2,265,386     48,180,815
 --------------------------------------------------------------------------------------------------------
 Institutional Shares
 Shares sold            4,635,975    123,068,008    9,692,869    245,837,614    2,253,646     49,347,338
 Reinvestments of
  dividends and
  distributions           845,809     22,210,942           --             --       36,717        807,532
 Shares repurchased    (1,021,208)   (26,914,148)  (1,248,315)   (31,382,873)    (946,047)   (21,160,240)
                       ----------------------------------------------------------------------------------
                        4,460,576    118,364,802    8,444,554    214,454,741    1,344,316     28,994,630
 --------------------------------------------------------------------------------------------------------
 Service Shares
 Shares sold              123,769      3,163,010      164,617      3,944,029      140,100      2,946,585
 Reinvestments of
  dividends and
  distributions            16,688        434,048           --             --        4,439         97,171
 Shares repurchased      (107,554)    (2,938,497)     (33,428)      (824,528)     (15,887)      (367,371)
                       ----------------------------------------------------------------------------------
                           32,903        658,561      131,189      3,119,501      128,652      2,676,385
 --------------------------------------------------------------------------------------------------------
 NET INCREASE          17,628,064  $ 459,662,540    9,152,533  $ 224,410,123   26,468,181  $ 569,814,920
 --------------------------------------------------------------------------------------------------------

GOLDMAN SACHS CAPITAL GROWTH FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                          Income from investment
                                               operations(a)          Distributions to shareholders
                                         ------------------------- ------------------------------------
                               Net asset    Net                               In excess                 Net increase
                                value,   investment  Net realized   From net    of net                   (decrease)
                               beginning   income   and unrealized investment investment    From net    in net asset
                               of period   (loss)       gain         income     income   realized gains    value
 FOR THE SIX MONTHS ENDED FEBRUARY 29, (Unaudited)
  2000 - Class A Shares         $24.96     $(0.06)      $3.02        $  --      $  --        $(2.19)       $0.77
  2000 - Class B Shares          24.37      (0.14)       2.93           --         --         (2.19)        0.60
  2000 - Class C Shares          24.33      (0.13)       2.92           --         --         (2.19)        0.60
  2000 - Institutional
  Shares                         25.06      (0.02)       3.04           --         --         (2.19)        0.83
  2000 - Service Shares          24.88      (0.07)       2.99           --         --         (2.19)        0.73
 FOR THE SEVEN MONTHS ENDED AUGUST 31,
  1999 - Class A Shares          24.03      (0.08)       1.01           --         --            --         0.93
  1999 - Class B Shares          23.57      (0.17)       0.97           --         --            --         0.80
  1999 - Class C Shares          23.52      (0.16)       0.97           --         --            --         0.81
  1999 - Institutional
  Shares                         24.07      (0.02)       1.01           --         --            --         0.99
  1999 - Service Shares          23.96      (0.08)       1.00           --         --            --         0.92
 FOR THE YEARS ENDED JANUARY 31,
  1999 - Class A Shares          18.48      (0.03)       6.35           --         --         (0.77)        5.55
  1999 - Class B Shares          18.27      (0.12)       6.19           --         --         (0.77)        5.30
  1999 - Class C Shares          18.24      (0.10)       6.15           --         --         (0.77)        5.28
  1999 - Institutional
  Shares                         18.45       0.01        6.38           --         --         (0.77)        5.62
  1999 - Service Shares          18.46      (0.04)       6.31           --         --         (0.77)        5.50
 -------------------------------------------------------------------------------------------------------------------
  1998 - Class A Shares          16.73       0.02        4.78        (0.01)     (0.01)        (3.03)        1.75
  1998 - Class B Shares          16.67       0.02        4.61           --         --         (3.03)        1.60
  1998 - Class C Shares
  (commenced August 15,
  1997)                          19.73      (0.02)       1.60           --      (0.04)        (3.03)       (1.49)
  1998 - Institutional
  Shares (commenced August
  15, 1997)                      19.88       0.02        1.66        (0.01)     (0.07)        (3.03)       (1.43)
  1998 - Service Shares
  (commenced August 15, 1997)    19.88      (0.01)       1.66           --      (0.04)        (3.03)       (1.42)
 -------------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares          14.91       0.10        3.56        (0.10)     (0.02)        (1.72)        1.82
  1997 - Class B Shares
  (commenced May 1, 1996)        15.67       0.01        2.81        (0.01)     (0.09)        (1.72)        1.00
 -------------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares          13.67       0.12        3.93        (0.12)        --         (2.69)        1.24
 -------------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Not annualized.
 (d) Annualized.
The accompanying notes are an integral part of these financial statements.

                                               GOLDMAN SACHS CAPITAL GROWTH FUND

                                                                                      Ratios assuming no
                                                                                     expense limitations
                                                                            -------------------------------------
                           Net assets                         Ratio of                              Ratio of
   Net asset               at end of       Ratio of        net investment        Ratio of        net investment   Portfolio
   value, end     Total      period    net expenses to    income (loss) to     expenses to      income (loss) to  turnover
   of period    return(b)  (in 000s)  average net assets average net assets average net assets average net assets   rate
     $25.73     11.72%(c)  $2,279,132        1.44%(d)          (0.46)%(d)          1.46%(d)          (0.48)%(d)     22.51%(c)
      24.97     11.29(c)      398,594        2.19(d)           (1.21)(d)           2.21(d)           (1.23)(d)      22.51(c)
      24.93     11.31(c)      116,076        2.19(d)           (1.20)(d)           2.21(d)           (1.22)(d)      22.51(c)
      25.89     11.92(c)      379,088        1.04(d)           (0.05)(d)           1.06(d)           (0.07)(d)      22.51(c)
      25.61     11.59(c)        7,500        1.54(d)           (0.54)(d)           1.56(d)           (0.56)(d)      22.51(c)

      24.96      3.87(c)    1,971,097        1.44(d)            (0.53)(d)          1.47(d)           (0.56)(d)      18.16(c)
      24.37      3.39(c)      329,870        2.19(d)            (1.29)(d)          2.22(d)           (1.32)(d)      18.16(c)
      24.33      3.44(c)       87,284        2.19(d)            (1.29)(d)          2.22(d)           (1.32)(d)      18.16(c)
      25.06      4.11(c)      255,210        1.04(d)            (0.20)(d)          1.07(d)           (0.23)(d)      18.16(c)
      24.88      3.84(c)        6,466        1.54(d)            (0.65)(d)          1.57(d)           (0.68)(d)      18.16(c)

      24.03     34.58       1,992,716        1.42               (0.18)             1.58              (0.34)         30.17
      23.57     33.60         236,369        2.19               (0.98)             2.21              (1.00)         30.17
      23.52     33.55          60,234        2.19               (1.00)             2.21              (1.02)         30.17
      24.07     35.02          41,817        1.07                0.11              1.09               0.09          30.17
      23.96     34.34           3,085        1.57               (0.37)             1.59              (0.39)         30.17
 ----------------------------------------------------------------------------------------------------------------------------
      18.48     29.71       1,256,595        1.40                0.08              1.65              (0.17)         61.50
      18.27     28.73          40,827        2.18               (0.77)             2.18              (0.77)         61.50
      18.24      8.83(c)        5,395        2.21(d)            (0.86)(d)          2.21(d)           (0.86)(d)      61.50
      18.45      9.31(c)        7,262        1.16(d)             0.18(d)           1.16(d)            0.18(d)       61.50
      18.46      9.18(c)            2        1.50(d)            (0.16)(d)          1.50(d)           (0.16)(d)      61.50
 ----------------------------------------------------------------------------------------------------------------------------
      16.73     25.97         920,646        1.40                0.62              1.65               0.37          52.92
      16.67     19.39(c)        3,221        2.15(d)            (0.39)(d)          2.15(d)           (0.39)(d)      52.92
 ----------------------------------------------------------------------------------------------------------------------------
      14.91     30.45         881,056        1.36                0.65              1.61               0.40          63.90
 ----------------------------------------------------------------------------------------------------------------------------

                      (This page intentionally left blank)

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Capital Growth Fund



               An Investment Idea for the Long Term

               Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

               Goldman Sachs Capital Growth Fund provides investors access to the benefits associated with equity investing. The Fund seeks long-term capital growth, primarily through a diversified portfolio of equity securities with long-term capital appreciation potential.


               Target Your Needs

               The Goldman Sachs Capital Growth Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

               -----------------------------------------------------------------
               Goldman Sachs Funds

               Goldman Sachs Funds offers more than 30 investment options for global diversification across borders, investment styles, asset classes and security capitalizations.

                                    [GRAPH]

                                                              INTERNATIONAL
                                                              EQUITY

                                               DOMESTIC
                                               EQUITY
                                              .Goldman Sachs
                                               Capital Growth
                                               Fund

                              FIXED
                              INCOME

          MONEY
          MARKET

          -- Lower Risk/Return                             Higher Risk/Return --

                                       ASSET ALLOCATION
                                          SPECIALTY



               For More Information

               To learn more about the Goldman Sachs Capital Growth Fund and other Goldman Sachs Funds, call your investment professional today.






*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005


TRUSTEES                              OFFICERS
Ashok N. Bakhru, Chairman             Douglas C. Grip, President
David B. Ford                         Jesse H. Cole, Vice President
Douglas C. Grip                       James A. Fitzpatrick, Vice President
John P. McNulty                       Nancy L. Mucker, Vice President
Mary P. McPherson                     John M. Perlowski, Treasurer
Alan A. Shuch                         Philip V. Giuca, Jr., Assistant Treasurer
Jackson W. Smart, Jr.                 Michael J. Richman, Secretary
William H. Springer                   Howard B. Surloff, Assistant Secretary
Richard P. Strubel                    Valerie A. Zondorak, Assistant Secretary

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent


Visit our internet address: www.gs.com/funds







This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Capital Growth Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

The stocks of smaller companies are often more volatile and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

Goldman, Sachs & Co. is the distributor of the Fund.


Copyright 2000 Goldman, Sachs & Co. All rights reserved. Date of first use:
April 30, 2000 / 00-514                                       CGSAR / 130K /4-00